EXHIBIT 10.1


                  Supplemental Agreement No. 15

                               to

                   Purchase Agreement No. 1951

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 737 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of January 13, 2000, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700,
737-800, and 737-900 aircraft (the Aircraft); and

     WHEREAS, Boeing and Buyer have mutually agreed to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT];

     WHEREAS, Boeing and Buyer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]; and

     WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:


1.   Table of Contents and Articles:

     1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 15.

     1.2 Remove and replace, in its entirely, page T-3 of Table 1 entitled "Aircraft Deliveries and Descriptions" that relates to Model 737-800 Aircraft with new page T-3 attached hereto for the Model 737-800 Aircraft reflecting the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.   Letter Agreements:

     Add new Letter Agreement 6-1162-DMH-1035 [CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT].

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.


THE BOEING COMPANY            CONTINENTAL AIRLINES, INC.




By:   /s/ D. M. Hurt          By:    /s/ Brian Davis


Its:  Attorney-In-Fact        Its:  Vice President

                       TABLE OF CONTENTS

                                                Page      SA
                                               Number   Number
ARTICLES

1.    Subject Matter of Sale . . . . . . . . .   1-1    SA 5

2.    Delivery, Title and Risk
      of Loss. . . . . . . . . . . . . . . . .   2-1

3.    Price of Aircraft. . . . . . . . . . . .   3-1    SA 5

4.    Taxes. . . . . . . . . . . . . . . . . .   4-1

5.    Payment. . . . . . . . . . . . . . . . .   5-1

6.    Excusable Delay. . . . . . . . . . . . .   6-1

7.    Changes to the Detail Specification. . .   7-1    SA 5

8.    Federal Aviation Requirements and
      Certificates and Export License. . . . .   8-1    SA 5

9.    Representatives, Inspection,
      Flights and Test Data. . . . . . . . . .   9-1

10.   Assignment, Resale or Lease. . . . . . .  10-1

11.   Termination for Certain Events . . . . .  11-1

12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance. . . . . . . . . . . . . .  12-1

13.   Buyer Furnished Equipment and
      Spare Parts. . . . . . . . . . . . . . .  13-1

14.   Contractual Notices and Requests . . . .  14-1

15.   Miscellaneous. . . . . . . . . . . . . .  15-1

                       TABLE OF CONTENTS

                                                Page      SA
                                               Number   Number
TABLES

1.    Aircraft Deliveries and
      Descriptions - 737-500 . . . . . . . . .   T-1    SA 3

      Aircraft Deliveries and
      Descriptions - 737-700 . . . . . . . . .   T-2    SA 13

      Aircraft Deliveries and
      Descriptions - 737-800 . . . . . . . . .   T-3    SA 15

      Aircraft Deliveries and
      Descriptions - 737-600 . . . . . . . . .   T-4    SA 4

      Aircraft Deliveries and
      Descriptions - 737-900 . . . . . . . . .   T-5    SA 5

EXHIBITS

A-1   Aircraft Configuration - Model 737-724 .  SA 2

A-2   Aircraft Configuration - Model 737-824 .  SA 2

A-3   Aircraft Configuration - Model 737-624 .  SA 1

A-4   Aircraft Configuration - Model 737-524 .  SA 3

A-5   Aircraft Configuration - Model 737-924 .  SA 5

B     Product Assurance Document . . . . . . .  SA 1

C     Customer Support Document - Code Two -
      Major Model Differences. . . . . . . . .  SA 1

C1    Customer Support Document - Code Three -
      Minor Model Differences. . . . . . . . .  SA 1

D     Aircraft Price Adjustments - New
      Generation Aircraft (1995 Base Price). .  SA 1

D1    Airframe and Engine Price Adjustments -
      Current Generation Aircraft. . . . . . .  SA 1

D2    Aircraft Price Adjustments - New
      Generation Aircraft (1997 Base Price). .  SA 5

E     Buyer Furnished Equipment
      Provisions Document. . . . . . . . . . .  SA 5

F     Defined Terms Document . . . . . . . . .  SA 5

                       TABLE OF CONTENTS

                                                         SA
                                                       Number
LETTER AGREEMENTS

1951-1     Not Used. . . . . . . . . . . . . . . . .

1951-2R3   Seller Purchased Equipment. . . . . . . .   SA 5

1951-3R9   Option Aircraft-Model 737-824 Aircraft. .   SA 15

1951-4R1   Waiver of Aircraft Demonstration. . . . .   SA 1

1951-5R2   Promotional Support - New Generation. . .   SA 5
           Aircraft

1951-6     Configuration Matters . . . . . . . . . .

1951-7R1   Spares Initial Provisioning . . . . . . .   SA 1

1951-8R2   Escalation Sharing - New Generation
           Aircraft. . . . . . . . . . . . . . . . .   SA 4

1951-9R6   Option Aircraft-Model 737-724 Aircraft. .   SA 13

1951-11R1  Escalation Sharing-Current Generation
           Aircraft. . . . . . . . . . . . . . . . .   SA 4

1951-12    Option Aircraft - Model 737-924 Aircraft.   SA 5

1951-13    Configuration Matters - Model 737-924 . .   SA 5

                       TABLE OF CONTENTS

                                                         SA
                                                       Number
RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295     Performance Guarantees - Model
                     737-724 Aircraft. . . . . . . .

6-1162-MMF-296     Performance Guarantees - Model
                     737-824 Aircraft. . . . . . . .

6-1162-MMF-308R3   Disclosure of Confidential  . . .   SA 5
                         Information

6-1162-MMF-309R1   [CONFIDENTIAL MATERIAL OMITTED. .   SA 1
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE COMMISSION]

6-1162-MMF-311R3   [CONFIDENTIAL MATERIAL OMITTED. .   SA 5
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE COMMISSION]

6-1162-MMF-312R1   Special Purchase Agreement
                     Provisions. . . . . . . . . . .   SA 1

6-1162-MMF-319     Special Provisions Relating to
                     the Rescheduled Aircraft. . . .

6-1162-MMF-378R1   Performance Guarantees - Model
                     737-524 Aircraft. . . . . . . .   SA 3

6-1162-GOC-015     [CONFIDENTIAL MATERIAL OMITTED. .   SA 2
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE COMMISSION]

6-1162-GOC-131R2   Special Matters . . . . . . . . .   SA 5

6-1162-DMH-365     Performance Guarantees - Model
                     737-924 Aircraft. . . . . . . .   SA 5

6-1162-DMH-624     [CONFIDENTIAL MATERIAL OMITTED. .   SA 8
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE COMMISSION]

6-1162-DMH-680     Delivery Delay Resolution Program   SA 9

6-1162-DMH-1020    [CONFIDENTIAL MATERIAL OMITTED. .   SA 14
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE COMMISSION]

6-1162-DMH-1035    [CONFIDENTIAL MATERIAL OMITTED. .   SA 15
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE COMMISSION]

                       TABLE OF CONTENTS


SUPPLEMENTAL AGREEMENTS                     DATED AS OF:

Supplemental Agreement No. 1 . . . . . . .  October 10,1996

Supplemental Agreement No. 2 . . . . . . .  March 5, 1997

Supplemental Agreement No. 3 . . . . . . .  July 17, 1997

Supplemental Agreement No. 4 . . . . . . .  October 10,1997

Supplemental Agreement No. 5 . . . . . . .  May 21,1998

Supplemental Agreement No. 6 . . . . . . .  July 30,1998

Supplemental Agreement No. 7 . . . . . . .  November 12,1998

Supplemental Agreement No. 8 . . . . . . .  December 7,1998

Supplemental Agreement No. 9 . . . . . . .  February 18,1999

Supplemental Agreement No. 10. . . . . . .  March 19,1999

Supplemental Agreement No. 11. . . . . . .  May 14,1999

Supplemental Agreement No. 12. . . . . . .  July 2,1999

Supplemental Agreement No. 13. . . . . . .  October 13,1999

Supplemental Agreement No. 14. . . . . . .  December 13,1999

Supplemental Agreement No. 15. . . . . . .  January 13, 2000

                          Table 1 to

                     Purchase Agreement 1951

              Aircraft Deliveries and Descriptions

                     Model 737-800 Aircraft

                       CFM56-7B26 Engines

           Detail Specification No. D6-38808-43 dated

                           Exhibit A-2


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREAMENT]

January  13, 2000
6-1162-DMH-1035

Continental Airlines, Inc.
1600 Smith Street
Houston, TX  77002

Subject:    Letter Agreement 6-1162-DMH-1035 to
            Purchase Agreement No. 1951 - [CONFIDENTIAL
            MATERIAL OMITTED AND FILED SEPARATELY WITH
            THE SECURITIES AND EXCHANGE COMMISSION
            PURSUANT TO A REQUEST FOR CONFIDENTIAL
            TREATMENT]

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of July 23, 1996 as previously amended (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc.
(Buyer) relating to Model 737 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By:     /s/ David M. Hurt
Its:   Attorney-In-Fact

ACCEPTED AND AGREED TO

as of this date:  January 13, 2000

CONTINENTAL AIRLINES, INC.


By:____/s/ Brian Davis_________

Its:         Vice President